Exhibit 10.1

FIRST AMENDMENT TO
CREDIT AGREEMENT
dated as of
March 24, 2009
among
PETROQUEST ENERGY, INC.,
as Parent,
PETROQUEST ENERGY, L.L.C.,
as Borrower,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto
____________________________
CALYON NEW YORK BRANCH,
as Syndication Agent,
and
BANK OF AMERICA, N.A.,
as Documentation Agent
____________________________
J.P. MORGAN SECURITIES INC. and CALYON NEW YORK BRANCH
Co-Lead Arrangers

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of March 24, 2009, is among PETROQUEST ENERGY, INC., a Delaware corporation, as the Parent, PETROQUEST ENERGY, L.L.C., a Louisiana limited liability company, as the Borrower, JPMORGAN CHASE BANK, N.A., as Administrative Agent, CALYON NEW YORK BRANCH, as Syndication Agent, and BANK OF AMERICA, N.A., as Documentation Agent, and the Lenders party hereto.
R E C I T A L S
A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 2, 2008 (the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.
B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement in order to clarify certain provisions contained therein.
C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this First Amendment refer to articles and sections of the Credit Agreement.
Section 2. Amendments to Credit Agreement.
2.1 Amendments to Section 1.02.
(a) The definition of “Agreement” is hereby deleted and replaced in its entirety to read as follows:
“Agreement” means this Credit Agreement, as further amended by the First Amendment, as the same may from time to time be amended, modified, supplemented or restated.
(b) The definition of “Alternate Base Rate” is hereby deleted and replaced in its entirety to read as follows:
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted LIBO Rate having an Interest Period with a one month duration on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate (rounded upwards, if necessary, to the next 1/100 of 1%) at which dollar deposits of $5,000,000 with a one month maturity are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, on such day (or the immediately preceding Business Days if such day is not a day on which banks are open for dealings in dollar deposits in the London interbank market). Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.
(c) The definition of “Applicable Margin” is hereby amended in its entirety to read as follows:
“Applicable Margin” means, for any day, with respect to any Loan or with respect to the Commitment Fee Rate, the applicable rate per annum set forth in the Borrowing Base Utilization Grid below based on the Borrowing Base Utilization Percentage then in effect on such day:

Borrowing Base Utilization Percentage	<25%	>25% <50%	>50% <75%	>75% <90%	>90%
Eurodollar Loans	2.500%	2.750%	3.000%	3.250%	3.500%
ABR Loans	1.625%	1.875%	2.125%	2.375%	2.625%
Commitment Fee Rate	0.500%	0.500%	0.500%	0.500%	0.500%
Each change in the Applicable Margin and the Commitment Fee Rate shall apply during the period commencing on the effective date of such change in the Borrowing Base Utilization Percentage and ending on the date immediately preceding the effective date of the next such change; provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” and “Commitment Fee Rate” each shall mean the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level
(d) The definition of “Defaulting Lender” is hereby amended in its entirety to read as follows:
“Defaulting Lender” means any Lender that has (a) failed to fund any portion of its Loans or participations in Letters of Credit within three (3) Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, the Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three (3) Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.
“First Amendment” means the First Amendment to Credit Agreement dated as of March 24, 2009 among the Parent, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Lenders party thereto.
2.2 Amendment to Section 2.08. The following Subsection (k) shall be added to the end of Section 2.08:
(k) Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(i) if any LC Exposure exists at the time a Lender is a Defaulting Lender, the Borrower shall, within five (5) Business Days following notice by the Administrative Agent, cash collateralize such Defaulting Lender’s LC Exposure in accordance with the procedures set forth in Section 2.08(j) for so long as such LC Exposure is outstanding; and
(ii) the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit unless it is satisfied that cash collateral will be provided by the Borrower in accordance with Section 2.08(k)(i).
2.3 Liquidity Requirement. Section 8.18 is hereby added which reads as follows:
Section 8.18. Liquidity Requirement. The Borrower shall at all times maintain Liquidity of not less than $10,000,000. For purposes of this Section 8.18, “Liquidity” means the sum of (i) cash, (ii) Investments of the type described in Section 9.05(c), (d), (e) and (f) and (iii) unused availability under this Agreement.

2.4 Redetermination of Borrowing Base. For the period from and including March 24, 2009 to but excluding the first Redetermination Date, the amount of the Borrowing Base shall be $130,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c), Section 8.16 and Section 9.12(d).
Section 3. Waivers.
3.1 Pursuant to Section 8.12(a), the Borrower was required to deliver a Reserve Report on or before March 1, 2009 and on or before the delivery of such Reserve Report, the Borrower was also required to deliver (i) a certificate from a Responsible Officer pursuant to Section 8.12(c) and (ii) title information pursuant to Section 8.13(a). The Borrower was not timely in delivery of the required March 1, 2009 Reserve Report or the related certificate and title information, in violation of Section 8.12(a), Section 8.12(c) and Section 8.13(a) (the “Designated Defaults”). Therefore, the Borrower hereby requests, and the Administrative Agent and the Lenders hereby agree to waive the Designated Defaults. Except as expressly waived herein, all covenants, obligations and agreements of the Borrower contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.
3.2 Neither the execution by the Administrative Agent or the Lenders of this First Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any other defaults which may exist, which may have occurred prior to the Designated Defaults or which may occur in the future under the Credit Agreement and/or the other Loan Documents, or any future defaults of the same provision waived hereunder (collectively “Other Violations”). Similarly, nothing contained in this First Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Violations, (ii) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this First Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Violations.
Section 4. Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “First Amendment Effective Date”):
4.1 The Administrative Agent shall have received from the Required Lenders, the Borrower and each Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

4.2 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
4.3 No Default or Event of Default shall have occurred and be continuing, after giving effect to the terms of this First Amendment.
The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. Notwithstanding the foregoing, this First Amendment shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 12.02 of the Credit Agreement) at or prior to 1:00 p.m., New York time, on March 25, 2009.
Section 5. Miscellaneous.
5.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.
5.2 Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby (a) ratifies and affirms its respective obligations under, and acknowledges, renews and extends its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing, (iii) no Material Adverse Effect shall have occurred and (iv) attached hereto as Annex A is a true and complete list of all Swap Agreements of the Parent, each Subsidiary and the Partnerships entered into between the Effective Date and the First Amendment Effective Date, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.
5.3 Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
5.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO THE ADMINISTRATIVE AGENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.7 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.8 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and its respective successors and assigns.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	PETROQUEST ENERGY, L.L.C.
	By:	/s/ W. Todd Zehnder
		Name:	W. Todd Zehnder
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

PARENT:	PETROQUEST ENERGY, INC.
	By:	/s/ W. Todd Zehnder
		Name:	W. Todd Zehnder
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

GUARANTOR:	TDC ENERGY, LLC
	By:	/s/ W. Todd Zehnder
		Name:	W. Todd Zehnder
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Amendment]

ADMINISTRATIVE AGENT: AND LENDER	JPMORGAN CHASE BANK, N.A. individually and as Administrative Agent and Issuing Bank
	By:	/s/ Jo Linda Papadakis
		Name:	Jo Linda Papadakis
		Title:	Vice President

[Signature Page to First Amendment]

SYNDICATION AGENT: AND LENDER	CALYON NEW YORK BRANCH
	By:	/s/ Tom Byargeon
		Name:	Tom Byargeon
		Title:	Managing Director

	By:	/s/ Michael D. Willis
		Name:	Michael D. Willis
		Title:	Director

[Signature Page to First Amendment]

DOCUMENTATION AGENT: AND LENDER	BANK OF AMERICA, N.A.
	By:	/s/ Jeffrey H. Rathkamp
		Name:	Jeffrey H. Rathkamp
		Title:	Managing Director

[Signature Page to First Amendment]

LENDER:	WELLS FARGO BANK, N.A.
	By:	/s/ Scott Hodges
		Name:	Scott Hodges
		Title:	Vice President

[Signature Page to First Amendment]

LENDER:	WHITNEY NATIONAL BANK
	By:	/s/ William Jochetz
		Name:	William Jochetz
		Title:	Officer

[Signature Page to First Amendment]